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                                                                Exhibit 23(b)
                                                                -------------


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Selected Historical Consolidated Financial Data of ISC" and "Experts" and to the use of our report dated October 22, 1996, with respect to the financial statements of Intuit Services Corporation included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-15247) and related Prospectus of Checkfree Corporation.



                                        Ernst & Young LLP

Palo Alto, California

December 11, 1996